UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

          Date of Report (Date of earliest event reported):  January 8, 1999
                                                            -----------------

                       Mid Atlantic Medical Services, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-13340                      52-1481661
 -------------------------- ---------------------------- ----------------------
(State or other jurisdiction (Commission File No.) (IRS Employer
      of incorporation)                             Identification No.)

              4 Taft Court, Rockville, Maryland                     20850
         ---------------------------------------------------- --------------
               (Address of principal                            (Zip Code)
                   executive offices)


     Registrant's telephone number, including area code: (301) 294-5140
                                                        -----------------


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             (Former name or former address, if changed since last report.)

                        Page 1 of 4 pages. Exhibit index
                                  is on page 2.

ITEM 5.           OTHER EVENTS.

         On January 8, 1999, Mid Atlantic Medical Services, Inc. announced the resignation of George T. Jochum, Chairman of the Board, President and CEO in a press release which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information in this press release is incorporated into this Current Report on Form 8-K by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated January 8, 1999

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MID ATLANTIC MEDICAL SERVICES, INC.


                                    By:     /s/ Robert E. Foss
                                        -----------------------
                                           Robert E. Foss
                                            Senior Executive Vice President
                                            and
                                            Chief Financial Officer

Dated: January 11, 1999